The Universal Institutional Funds, Inc.
Prospectus Supplement

November 21, 2008

The Universal Institutional Funds, Inc.

Supplement dated November 21, 2008 to The Universal Institutional Funds, Inc. Prospectus dated May 1, 2008 of:

Global Value Equity Portfolio (Class I)

The first and second sentences of the first paragraph of the section of the Portfolio's Prospectus entitled "Investment Summary—Global Value Equity Portfolio—Process" is hereby deleted and replaced with the following:

The Sub-Adviser selects securities for investment primarily from a universe of issuers of any size located in developed markets, but may also invest in issuers located in emerging markets.

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The following is hereby added as the second paragraph of the section of the Portfolio's Prospectus entitled "Investment Summary—Global Value Equity Portfolio—Risks":

Investing in securities of small- and mid-sized companies involves greater risks than is customarily associated with investing in larger, more established companies. Often, the stocks of these companies, particularly small companies, may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small- and mid-sized companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

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The first, second and third paragraphs of the section of the Portfolio's Prospectus entitled "Fund Management—Portfolio Management" are hereby deleted and replaced with the following:

The Portfolio's assets are managed within the Global All Cap Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Nathalie Degans and Margaret Naylor, each a Managing Director of the Sub-Adviser, Arthur Pollock and Alistair Corden-Lloyd, each an Executive Director of the Sub-Adviser, and Jean Beaubois, a Vice President of the Sub-Adviser.

Ms. Degans has been associated with the Sub-Adviser in an investment management capacity since September 1993 and began managing the Portfolio in November 2008. Ms. Naylor has been associated with the Sub-Adviser in an investment management capacity since March 1987 and began managing the Portfolio in November 2008. Mr. Pollock has been associated with the Sub-Adviser in an investment management capacity since June 1999 and began managing the Portfolio in November 2008. Mr. Corden-Lloyd has been associated with the Sub-Adviser in an investment management capacity since February 1997 and began managing the Portfolio in November 2008. Mr. Beaubois has been associated with the Sub-Adviser in an investment management capacity since July 2003 and began managing the Portfolio in November 2008.

UIFGVESPT13

Please retain this supplement for future reference.

Statement of Additional Information Supplement

November 21, 2008

The Universal Institutional Funds, Inc.

Supplement dated November 21, 2008 to The Universal Institutional Funds, Inc. Statement of Additional Information dated May 1, 2008:

With respect to the Global Value Equity Portfolio, the section of the Statement of Additional Information entitled "Management of the Fund—Portfolio Manager Compensation Structure—Global Value Equity Portfolio" is hereby deleted and replaced with the following:

Other Accounts Managed by the Portfolio Managers. As of September 30, 2008: Nathalie Degans managed three registered investment companies with a total of approximately $537.6 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $184.4 million in assets; and four other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $382.7 million in assets. Margaret Naylor managed four registered investment companies with a total of approximately $653.6 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $184.4 million in assets; and three other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $221.3 million in assets. Arthur Pollock managed one registered investment company with a total of approximately $418.5 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts. Alistair Corden-Lloyd managed one registered investment company with a total of approximately $418.5 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts. Jean Beaubois managed three registered investment companies with a total of approximately $613.4 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $184.4 million; and four other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $409.5 million in assets.

Securities Ownership of Portfolio Managers. As of September 30, 2008, none of Nathalie Degans, Margaret Naylor, Arthur Pollock, Alistair Corden-Lloyd or Jean Beaubois owned any securities in the Portfolio.

Please retain this supplement for future reference.